                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

                                                    /s/ JOHN H. BRYAN
                                          --------------------------------------
                                                      John H. Bryan

Dated: 1/23/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ MICHAEL E. MURPHY
                                          --------------------------------------
                                                    Michael E. Murphy

Dated: 1/21/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                /s/ DONALD J. FRANCESCHINI
                                          --------------------------------------
                                                  Donald J. Franceschini

Dated: 1/20/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ C. STEVEN MCMILLAN
                                          --------------------------------------
                                                      C. Steven McMillan

Dated: Jan. 23, 1995

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ JUDITH A. SPRIESER
                                          --------------------------------------
                                                      Judith A. Sprieser

Dated: 2/1/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ WAYNE R. SZYPULSKI
                                          --------------------------------------
                                                      Wayne R. Szypulski

Dated: 2/1/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ PAUL A. ALLAIRE
                                          --------------------------------------
                                                       Paul A. Allaire

Dated: 1/26/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                              /s/ FRANS H. J. J. ANDRIESSEN
                                          --------------------------------------
                                                  Frans H. J. J. Andriessen

Dated: 25. 01. 95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ DUANE L. BURNHAM
                                          --------------------------------------
                                                       Duane L. Burnham

Dated: 1/26/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ CHARLES W. COKER
                                          --------------------------------------
                                                       Charles W. Coker

Dated: Jan. 23 '95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                   /s/ WILLIE D. DAVIS
                                          --------------------------------------
                                                       Willie D. Davis

Dated: 1/26/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ ALLEN F. JACOBSON
                                          --------------------------------------
                                                      Allen F. Jacobson

Dated: 1/25/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                              /s/ VERNON E. JORDAN, JR.
                                          --------------------------------------
                                                  Vernon E. Jordan, Jr.

Dated: 1-25-95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                /s/ JAMES L. KETELSEN
                                          --------------------------------------
                                                    James L. Ketelsen

Dated: 1/26/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                /s/ HANS B. VAN LIEMT
                                          --------------------------------------
                                                    Hans B. van Liemt

Dated: Jan. 26, 1995

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ NEWTON N. MINOW
                                          --------------------------------------
                                                     Newton N. Minow

Dated: 1/20/95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                             /s/ SIR ARVI H. PARBO A. C.
                                          --------------------------------------
                                                 Sir Arvi H. Parbo A. C.

Dated: Jan. 25, 1995

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                /s/ ROZANNE L. RIDGWAY
                                          --------------------------------------
                                                    Rozanne L. Ridgway

Dated: 1-26-95

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Gordon H. Newman and Floyd G. Hoffman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form S-8 relating to the Sara Lee Corporation Employee Stock Purchase Plan and the Sara Lee Corporation Employee Stock Recognition Plan, and any and all amendments thereto (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



                                                /s/ RICHARD L. THOMAS
                                          --------------------------------------
                                                    Richard L. Thomas

Dated: Jan. 25, 1995